UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 10, 2022

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Foghorn Therapeutics Inc.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-39634	47-5271393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Technology Square, Ste 700
Cambridge,	MA	02139
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 586-3100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FHTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) and (e)
On January 10, 2022, Foghorn Therapeutics Inc. (the “Company”) entered into a transition agreement with Carl Decicco (the “Transition Agreement”). Under the Transition Agreement, Dr. Decicco will step down from his position as Chief Scientific Officer of the Company effective as of January 10, 2022, will serve as Special Advisor to the Company’s newly appointed Chief Scientific Officer through January 31, 2022 and will retire from the Company on January 31, 2022 (the “Separation Date”). Dr. Decicco will continue to receive his current base salary through the Separation Date and will be eligible to receive an annual bonus based on the achievement of the pre-established performance objectives in respect of fiscal year 2021. Under the Transition Agreement, any vested stock options held by Dr. Decicco as of the Separation Date will remain exercisable until July 5, 2022.
On this same date, the Company announced that Steven Bellon, PhD. had been appointed to serve as the Company’s Chief Scientific Officer, effective as of January 10, 2022.
Dr. Bellon joined Foghorn Therapeutics in 2016 as head of drug discovery, bringing more than 20 years of drug discovery experience from multiple drug classes. Prior to joining Foghorn, Mr. Bellon was executive director and head of structural biology, and lead discovery and project management at Constellation Pharmaceuticals. Prior to his work at Constellation, he held positions of increasing responsibility at Amgen and Vertex Pharmaceuticals. Dr. Bellon received a Ph.D. in physical chemistry from MIT under the direction of Stephen Lippard and then completed postdoctoral training at Yale University with Thomas Steitz, Nobel Laureate, funded by a Damon Runyon fellowship.
The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which agreement will be filed as an exhibit to the Company’s next Form 10-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOGHORN THERAPEUTICS INC.
Date: January 10, 2022	By:	/s/ Adrian Gottschalk
Adrian Gottschalk
Chief Executive Officer